UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the
Securities Exchange Act of 1934

Check the appropriate box:

☒              Preliminary Information Statement

☐             Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐              Definitive Information Statement

PASHMINADEPOT.COM, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PASHMINDEPOT.COM, INC.
9694 Royal Palm Blvd.,
Coral Springs, Fl 33065

October __, 2009

Dear Stockholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of Pashminadepot.com, Inc., a Florida corporation (the “Company or “Pashminadepot”), as of the close of business on the record date, September 23, 2009.  The purpose of the Information Statement is to notify our shareholders that on September21, 2009, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 60,000,000 (representing 71%) of the issued and outstanding shares of our Common Stock.  The Written Consent adopted resolutions which authorized the Company to (a) act on a proposal to change the Pashminadepot’s state of incorporation from Florida to Delaware by the merger of Pashminadepot with and into its wholly-owned subsidiary, SwissINSO Holding Inc., a Delaware corporation (“SwissINSO”) and (b) change the name of the Company from “Pashminadepot.com, Inc.” to “SwissINSO Holding Inc.”

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholder of the Company.  The actions will become effective twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holder of at least a majority of the outstanding shares of all voting stock of the Company. Because a shareholder holding at least a majority of the voting rights of our outstanding common stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about October__, 2009 to stockholders of record on September 23, 2009.

Sincerely,

/s/ Edward Sanders
Edward Sanders
President

PASHMINDEPOT.COM, INC.
9694 Royal Palm Blvd.,
Coral Springs, Fl 33065
_____________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of Pashminadepot.com, Inc., a Florida corporation (the “Company” or “Pashminadepot), as of the close of business on the record date, September 23, 2009.  The purpose of the Information Statement is to notify our stockholders that on September 21, 2009 the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 60,000,000 (representing 71%) of the issued and outstanding shares of our Common Stock.  The Written Consent adopted resolutions which authorized the Company to (a) act on a proposal to change the Company’s state of incorporation from Florida to Delaware by the merger of Pashminadepot.com, Inc. with and into its wholly-owned subsidiary, SwissINSO Holding Inc., a Delaware corporation (“SwissINSO”) and (b) change the name of the Company from “Pashminadepot.com, Inc.” to “SwissINSO Holding Inc.”

The actions will become effective twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

Because a shareholder holding at least a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

In accordance with our bylaws, our Board of Directors has fixed the close of business on September 23, 2009 as the record date for determining the stockholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about October___, 2009 to stockholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to change the Company’s state of incorporation from Florida to Delaware by the merger of Pashminadepot with and into its wholly-owned subsidiary, SwissINSO and to change the name of the Company from “Pashminadepot.com, Inc.” to “SwissINSO Holding Inc.” requires the affirmative vote of the holders of a majority of the voting power of the Company.  Because a shareholder holding at least a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from stockholders.

In addition, the Florida Business Corporation Act provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the Common Stock.  There are currently 85,050,000 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote.  Accordingly, the vote or written consent of the shareholders holding at least 42,525,001 shares of the Common Stock issued and outstanding is necessary to change the Company’s state of incorporation from Florida to Delaware by the merger of Pashminadepot with and into its wholly-owned subsidiary, SwissINSO, and to change the name of the Company from “Pashminadepot.com, Inc.” to “SwissINSO Holding Inc.” In accordance with our bylaws, our Board of Directors has fixed the close of business on September 23, 2009 as the record date for determining the shareholders entitled to vote or give written consent.

On September 21, 2009, a shareholder holding 60,000,000 (representing 71%) of the issued and outstanding shares of Common Stock executed and delivered to the Company the Written Consent.  Accordingly, in compliance with the Florida Business Corporation Act, at least a majority of the outstanding shares has approved (a) the change of the Company’s state of incorporation from Florida to Delaware by the merger of Pashminadepot with and into its wholly-owned subsidiary, SwissINSO and (b) the change of the name of the Company from “Pashminadepot.com, Inc.” to “SwissINSO Holding Inc.” As a result, no vote or proxy is required by the stockholders to approve the adoption of the foregoing actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Agreement and Plan of Merger and the Articles of Merger may not be filed with the Florida Secretary of State and the merger and name change may not be implemented until twenty (20) calendar days after this Information Statement is first mailed to our stockholders.  As mentioned earlier, the merger and the name change will become effective upon the filing of the relevant documents with the Secretaries of State of the States of Florida and Delaware, which are anticipated to be on or about October___, 2009, twenty (20) days after the mailing of this Information Statement.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Delaware will give Pashminadepot a greater measure of flexibility and simplicity in corporate governance than is available under Florida law. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Pashminadepot.  Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the Delaware General Corporation Law (the “DGCL”).  The DGCL, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Pashminadepot’s corporate legal affairs.  For these reasons, the Board believes that Pashminadepot’s business and affairs can be conducted more advantageously if Pashminadepot is able to operate under the DGCL.

Under the terms and provisions of the Stock Purchase Agreement dated September 10, 2009 (the “Stock Purchase Agreement”) among the Registrant, SwissINSO SA and SwissINSO SA’s shareholders, pursuant to which we will acquire 100% of the shares of SwissINSO SA, we are required to change the state of our incorporation from Florida to Delaware as a condition to the consummation of the transactions contemplated thereby.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Pashminadepot with and into SwissINSO pursuant to an Agreement and Plan of Merger (the “Plan of Merger”). SwissINSO is a wholly-owned subsidiary of Pashminadepot, incorporated under the DGCL for the sole purpose of effectuating the Reincorporation. SwissINSO has no operations and no assets or liabilities. At the effective time of the merger, all the assets and liabilities of Pashminadepot will become the assets and liabilities of SwissINSO.  The Reincorporation will become effective upon the filing of the requisite merger documents with the Secretaries of State of the States of Delaware and Florida, or as soon as practicable thereafter (the “Effective Date”), which will take place twenty (20) calendar days after this Information Statement is first mailed to our stockholders.  As a result of the Reincorporation, we will cease our corporate existence in the State of Florida. This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix A.

On the Effective Date of the Reincorporation, (i) any fractional shares of SwissINSO common stock that a holder of shares of the Company’s Common Stock would otherwise be entitled to receive upon exchange of his Pashminadepot Common Stock will be canceled with the holder thereof being entitled to receive one whole share of SwissINSO common stock, and (ii) each outstanding share of Pashminadepot Common Stock held by Pashminadepot shall be retired and canceled and shall resume the status of authorized and unissued SwissINSO common stock.

The Certificate of Incorporation of SwissINSO differs in a number of respects from the Articles of Incorporation of Pashminadepot. Accordingly, the approval by the shareholder holding at least a majority of the voting rights of our outstanding Common Stock of the Plan of Merger did not represent the adoption by the shareholder of the Certificate of Incorporation of SwissINSO. The adoption of the Certificate of Incorporation of SwissINSO was a separate action distinct from the approval of the Plan of Merger, and each of the material differences between the Articles of Incorporation of Pashminadepot and the Certificate of Incorporation of SwissINSO were presented as separate proposals which were approved by the holder of the majority of our issued and outstanding shares of Common Stock. The approval to reincorporate is also separate from the approval to change the name of the Company. Despite the material differences between the Articles of Incorporation of Pashminadepot and the laws of the State of Florida which govern Pashminadepot, and the Certificate of Incorporation of SwissINSO and the laws of the State of Delaware which govern SwissINSO, your rights as stockholders will not be materially affected by the Reincorporation. See the information under "Significant Changes in Pashminadepot Charter and By-laws as a Result of the Reincorporation" and “Comparative Rights of Stockholders under FBCA and DGCL” for a summary of the differences between the Articles of Incorporation of Pashminadepot and the laws of the State of Florida and the Certificate of Incorporation of SwissINSO and the laws of the State of Delaware.

Until further notice, the Company’s business operations will continue at the offices located at 9694 Royal Palm Blvd., Coral Springs, Fl 33065

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of Directors of Pashminadepot and SwissINSO at any time prior to the Effective Date. In addition, the Board of Pashminadepot may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of Pashminadepot, alter or change the amount or kind of SwissINSO common stock to be received in exchange for or on conversion of all or any of Pashminadepot Common Stock, alter or change any term of the Certificate of Incorporation of SwissINSO or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Pashminadepot Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. The approval by the holder of the majority of issued and outstanding shares of Common Stock of the Company for the Reincorporation constitutes approval of the Plan of Merger, but not necessarily the adoption of the Certificate of Incorporation and the Bylaws of SwissINSO. However, each of the differences between the Articles of Incorporation and Bylaws of Pashminadepot and the Certificate of Incorporation and Bylaws of SwissINSO were affirmatively adopted by the holder of the majority of the issued and outstanding shares of Common Stock of the Company.

CORPORATE NAME

Immediately following the merger, SwissINSO will be the surviving corporation, and our name will be changed from “Pashminadepot.com, Inc.” to “SwissINSO Holding Inc.” This name change, in addition to being a condition to closing of the transactions contemplated by the Stock Purchase Agreement, more adequately defines the business of the Company after the closing.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by Pashminadepot or the stockholders as a result of the exchange of shares of Pashminadepot Common Stock for shares of SwissINSO common stock upon consummation of the transaction. The Reincorporation and change of each share of Pashminadepot Common Stock into one share of SwissINSO common stock will be a tax-free transaction, and the holding period and tax basis of Pashminadepot Common Stock will be carried over to the SwissINSO common stock received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of the Company from a Florida corporation to a Delaware corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Pashminadepot will be those of SwissINSO.

PRICE VOLATILITY

We cannot predict what effect, if any, the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY THE REINCORPORATION

Corporate Name. The change in State of Incorporation will effect a change in the Company's name. The name will change from "Pashminadepot.com, Inc." to “SwissINSO Holding Inc.”

Number of Directors: Pashminadepot’s By-laws provide that the number of directors of the corporation shall not be less than one (1) or more than five (5). The By-laws of SwissINSO set the initial number of directors at two (2), but set no limit on the maximum number of directors which shall constitute the whole Board.

Removal of Directors: Pashminadepot’s Articles of Incorporation provide that any director may be removed from office without cause by vote of the holders of two-thirds (2/3) of the outstanding shares of common stock.  However, the By-laws of SwissINSO require that such action be taken by the votes of the holders of a majority of the shares of capital stock entitled to vote.

Vacancies: Pashminadepot’s By-laws specify that any vacancy occurring in the board of directors, including any vacancies resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum. SwissINSO’s By-laws specify that any vacancy among the directors, except for vacancies occurring without cause, may be filled by a majority of the remaining directors, though less than a quorum; provided, however, that the stockholders removing any director shall fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may fill such vacancy.

Limitation of Liability: SwissINSO’s  Certificate of Incorporation provides that no director will have any personal liability to SwissINSO or to its stockholders for monetary damages for breach of fiduciary duty  as a director.  However, these provisions do not eliminate or limit the liability of any directors: (i) for any breach of the director’s duty of loyalty to  SwissINSO or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware (which deals with unlawful payment of dividends and unlawful stock purchase or redemption) or (iv) for any transaction from which the director derived an improper personal benefit.

Neither the Articles of Incorporation nor By-laws of Pashminadepot provides for any limitation of liability of a director who performs his duties as a director in good faith or in a manner he reasonably believes to be in the best interests of the corporation.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER FLORIDA AND DELAWARE LAW

Despite the differences between the Articles of Incorporation of Pashmina and the Certifiacte of Incorporation of SwissINSO, the voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending the Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the Florida Business Corporation Act (the "FBCA") and the DGCL which are summarized in the chart below. This chart does not address each difference between the FBCA and the DGCL but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to FBCA and the DGCL.

FLORIDA	DELAWARE
TRANSACTIONS WITH OFFICERS AND DIRECTORS
Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

(a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:
(a)The material facts of such relationship or interest are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(b) The material facts of such relationship or interest are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or
(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.

ELECTION AND REMOVAL OF DIRECTORS
The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise.  The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director.  A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

The DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation provides otherwise, any director or the entire board of directors of a corporation with a classified board of directions may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors and 2) except if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

INSPECTION OF BOOKS AND RECORDS
Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

The DGCL permits shareholders to inspect and make extracts from the corporation’s books and records for any proper purpose. Under the DGCL the shareholder, in person or by attorney or other agent, must make demand for such inspection in writing and under oath stating the purpose of the demand.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

The DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for: (a) breaching the duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any transaction in which a director derived an improper personal benefit; or (d) paying an unlawful dividend or approving an unlawful stock repurchase.

Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS
Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

          The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:

• the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;  and

• each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

DIVIDENDS
Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or  (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders.  These rights are not provided when the dissenting stockholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

Under the DGCL, a shareholder of a corporation only has appraisal rights in the case of a stockholder objecting to certain mergers. However, a shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation if: (a) the shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; or (b) the corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Notwithstanding the foregoing, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (a) shares of stock of the corporation surviving or resulting from the merger or consolidation; (b) shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; (c) cash in lieu of fractional shares of the corporation; or (d) any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.

SPECIAL MEETINGS OF STOCKHOLDERS
Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.

The DGCL provides that a special meeting of stockholders may be called by: (i) the board of directors; or (ii) such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

STOCKHOLDERS' CONSENT WITHOUT A MEETING
Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

AMENDMENT TO CHARTER
The FBCA requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. A Florida corporation’s board of directors must recommend the amendment to the shareholders, unless such board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

CONTROL-SHARE ACQUISITION TRANSACTIONS
The FBCA has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders resident in Florida; (ii) more than 10% of its shares owned by residents of Florida; or (iii) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The FBCA generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the FBCA, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) 20% or more but less than 331/3% of all voting power; (ii) 331/3% or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Florida’s “control share” acquisition statute does not apply to us because we do not have our principal place of business or our principal office, or have substantial assets, within the state of Florida.

DGCL does not have a control share acquisition statute,.

Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the merger would be the filing of Articles of Merger with the Department of State of Florida and the filing of a Certificate of Merger with the Secretary of State of Delaware.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, SwissINSO would be considered the acquirer and would be treated as the successor to Pashminadepot’s historical operations. Accordingly, Pashminadepot’s historical financial statements would be treated as the financial statements of SwissINSO.

APPRAISAL RIGHTS

Stockholders of Pashminadepot will have appraisal rights under Florida law as a result of the proposed Reincorporation. Stockholders who oppose the Reincorporation (“Dissenting Stockholders”) will have the right to receive payment for the value of their shares as set forth in Sections 607.1301 et seq. of the FBCA Act (the “Florida Dissent Provisions”). A copy of these sections is attached hereto as Appendix B to this Information Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any stockholder wishing to assert such rights.

Under the FBCA, such appraisal rights will be available only to those stockholders who comply with  the  following  procedures:  (i) the Dissenting Stockholder  must file with Pashminadepot prior to the Effective Date  written  notice of the intent to demand  payment for the shares of Pashminadepot  capital stock;  (ii) the  Dissenting Stockholder  must refrain  from voting in favor of the Reincorporation;  (iii) within  twenty (20) days  after  the Dissenting Stockholder receives this Information Statement, the Dissenting Stockholder shall file a notice of election and a demand for payment of the fair value of his or her  shares.  Any Dissenting Stockholder filing an election to dissent shall deposit the certificates for his or her shares with Pashminadepot simultaneously with the filing of the election to dissent. A shareholder of Pashminadepot may dissent as to less than all of the shares held and, in such event, will be treated as two separate holders of Pashminadepot shares.  Once Pashminadepot offers to pay the Dissenting Stockholder, the notice of election cannot be withdrawn except with the consent of Pashminadepot.  However,  the right of a  Dissenting Stockholder  to be paid the  fair  value of his or her  shares  shall  cease if (i) the demand is withdrawn, (ii) the Reincorporation is abandoned, (iii) no demand or petition for  determination of fair value is filed with the appropriate court within  the time  provided  by law or (iv) a court of competent  jurisdiction determines  that such  stockholder is not entitled to the relief provided by the Florida Dissent Provisions.

Within ten (10) days after the later of the expiration of the period in which the Dissenting Stockholder may file a notice of election to dissent or the Reincorporation, Pashminadepot is  required  to make a  written  offer to each Dissenting Stockholder  to purchase  his or her shares at a price  deemed by Pashminadepot to be the fair value of such shares.  If,  within thirty (30) days after the making of such offer, any holder accepts the same, payment therefor shall be made within ninety (90) days after the  later  of  the  date  such  offer  was  made  or  the  consummation  of the Reincorporation.  However,  if,  within  such thirty (30) day  period,  Pashminadepot and the Dissenting Stockholder are unable to agree with  respect to a price,  then Pashminadepot within thirty (30) days after  receipt of written demand from such  Dissenting Stockholder  given within sixty (60) days after the Reincorporation,  shall,  or at its election within such period may, file an action in a court of competent jurisdiction in Florida requesting that the fair value of the shares be found and determined. If Pashminadepot fails to institute such proceedings, any Dissenting Stockholder may do so in the name of Pashminadepot.  In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  Pashminadepot shall pay each Dissenting Stockholder the amount found to be due within ten (10) days after final determination of the proceedings.  Upon payment of such judgment, the Dissenting Stockholder will cease to have any interest in the shares.

Any judgment rendered in any dissent proceeding may, at the discretion of the court, include any allowance for interest at such rate as the court may deem fair and equitable.  The cost and expenses of any such dissent proceeding shall be determined by the court and shall be assessed against Pashminadepot, but all or any part of such costs and expenses may be apportioned and assessed against the Dissenting Stockholders, in such amount as the court deems equitable, if the court determines that Pashminadepot made an offer to the Dissenting Stockholders and the failure to accept such offer was arbitrary, vexatious or not in good faith.  The expenses awarded by the court shall include compensation for reasonable expenses of any appraiser but shall not include the fees and expenses of counsel or experts employed by any party. If the fair value of the shares as determined by the proceeding, materially exceeds the amount which Pashminadepot initially offered to pay, or if no offer was made, the court, in its discretion, may award to any Dissenting Stockholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation for any attorney or expert employed by the Dissenting Stockholder in the proceeding.

The foregoing discussion only summarizes certain provisions of the Florida Dissent Provisions. Pashminadepot shareholders are urged to review such provisions in their entirety, which are included as Appendix B to this Information Statement.  Any Pashminadepot shareholder who intends to dissent from the Reincorporation  should review the text of the Florida  Dissent  Provisions carefully  and also  should  consult  with  his or her  attorney.  Any Company shareholders who fail to strictly follow the procedures set forth in such statutes will forfeit appraisal rights.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

The Board of Directors has not established audit, nominating and compensation committees.  The Board is of the opinion that such committees are not necessary since the Company has had only two directors and such directors have been performing the functions of such committees.

EXECUTIVE COMPENSATION

No director or officer of the Company has received compensation during the last three (3) fiscal years. The Company does not have any employment or any similar agreements with its officers.  No options were granted to any employee or executive officer during the year ended May 31, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons and entities are also required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended May 31, 2009, all reporting persons complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as ofSeptember 24, 2009, the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 85,050,000 issued and outstanding shares of Common Stock.  Unless otherwise indicated, the business address of each such person is c/o Pashminadepot.com, Inc. 9694 Royal Palm Blvd., Coral Springs, Fl 33065

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Albury Investments Ltd.	60,000,000	71%

All directors and executive officers (0)	0	0%

CHANGE IN ACCOUNTANTS

On August 3, 2009, Pashminadepot changed its principal independent accountants. On such date, Moore & Associates, Chartered Accountants and Advisors resigned from serving as Pashminadepot’s independent registered public accounting firm, and Pashminadepot retained Seale & Beers CPAs as its principal independent accountants. The decision to change accountants was approved by Pashminadepot’s Board of Directors.

The Resignation of Moore & Associates.

Moore & Associates was the independent registered public accounting firm for the Pashminadepot from November 13, 2007 (inception) until August 3, 2009. None of Moore & Associates reports on Pashminadepot’s financial statements from November 13, 2007 (inception) until May 31, 2009 and for the period since then until August 3, 2009 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope or accounting principles or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Moore & Associates served as Pashminadepot’s principal independent accountants.

However, the report of Moore & Associates, dated July 13, 2009, on our financial statements as of and for the year ended May 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern for the period November 13, 2007 (inception) to May 31, 2008 and for the fiscal year ended May 31, 2009.

Prior to August 6, 2009, the date that Seale & Beers CPAs was retained as the principal independent accountants of Pashminadepot:

(1) Pashminadepot did not consult Seale & Beers CPAs regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Pashminadepot’s financial statements;

(2) Neither a written report nor oral advice was provided to Pashminadepot by Seale & Beers CPAs that they concluded was an important factor considered by Pashminadepot in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) Pashminadepot did not consult Seale & Beers CPAs regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the date of incorporation of the Company, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

-	any of our directors or officers;

-	any person proposed as a nominee for election as a director;

-	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or

-	any relative or spouse of any of the foregoing persons who has the same house as such person.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Reincorporation or name change which is not shared by all other stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Pashminadepot’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Pashminadepot.com, Inc.
9694 Royal Palm Blvd.,
Coral Springs, Fl 33065

By Order of the Board of Directors,

/s/ Edward Sanders
Edward Sanders
President

Appendices

Appendix A	Agreement and Plan of Merger
Appendix B	Florida Business Corporation Act Sections 607.1301 et seq.
Appendix C	Certificate of Incorporation of SwissINSO Holding Inc.
Appendix D	Bylaws of SwissINSO Holding Inc.

APPENDIX A

AGREEMENT AND PLAN OF MERGER
OF
PASHMINADEPOT.COM, INC.
(a Florida corporation)
AND
SWISSINSO HOLDING INC.
(a Delaware corporation)

AGREEMENT AND PLAN OF MERGER (this “Agreement”) entered into on September __, 2009 by Pashminadepot.com, Inc., a Florida corporation ("Pashminadepot"), and approved by resolution adopted by its Board of Directors on said date, and entered into on September __, 2009, by SwissINSO Holding Inc., a Delaware corporation ("SwissINSO"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Pashminadepot is a business corporation established under the laws of the State of Florida;

WHEREAS, SwissINSO is a business corporation established under the laws of the State of Delaware;

WHEREAS, SwissINSO is the wholly-owned subsidiary of Pashminadepot;

WHEREAS, the Florida Business Corporation Act (the “FBCA”) permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Pashminadepot does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of the Merger (hereinafter defined); and

WHEREAS, Pashminadepot and SwissINSO and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Pashminadepot with and into SwissINSO (the “Merger”) pursuant to the provisions of the FBCA and pursuant to the provisions of the DGCL upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Pashminadepot and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SwissINSO and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter set forth in this Agreement.

1. Pashminadepot shall, pursuant to the provisions of the FBCA and to the provisions of the DGCL, be merged with and into SwissINSO, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name SwissINSO Holding Inc. pursuant to the provisions of the DGCL. The separate existence of Pashminadepot, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the FBCA.

2. The present Certificate of Incorporation of the surviving corporation will be the Certificate of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the DGCL.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the DCGL.

4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Agreement shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the FBCA and upon behalf of the surviving corporation in accordance with the provisions of the DGCL, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Florida and the State of Delaware and elsewhere to effectuate the Merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the Merger described herein.

10. The effective time of this Agreement and the time at which the Merger shall become effective in the State of Florida and the State of Delaware, shall be on the last to occur of:

(a)	the approval of this Agreement by the stockholders of the terminating corporation in accordance with the FBCA; or

(b)	the date this Agreement, or a certificate of merger meeting the requirements of this Agreement, is filed with the Secretary of State of the State of Delaware; or

(c)	the date this Agreement, or a certificate of merger meeting the requirements of the FBCA, is filed with the Secretary of State of the State of Florida.

11. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Delaware.

12. Notwithstanding the full approval and adoption of this Agreement, the this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware except that, without the approval of the stockholders of Pashminadepot and the stockholders of SwissINSO, no such amendment may (a) change the rate of exchange for any shares of Pashminadepot or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Pashminadepot; (b) any term of the Certificate of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Pashminadepot or SwissINSO.

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   September __, 2009

PASHMINADEPOT.COM, INC., a Florida corporation By:______________________________ Name: Edward Sanders Title: President and Chief Executive Officer

SWISSINSO HOLDING INC., a Delaware corporation By:______________________________ Name: Title:

APPENDIX B

SELECTED PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT

§ 607.1301.  Appraisal rights; definitions

The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

§ 607.1302.  Right of shareholders to appraisal

(1) (Effective until January 1, 2006) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(1) (Effective January 1, 2006) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $ 10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

§ 607.1303.  Assertion of rights by nominees and beneficial owners

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 607.1320.  Notice of appraisal rights

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

§ 607.1321.  Notice of intent to demand payment

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

 (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

§ 607.1322.  Appraisal notice and form

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

 (c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

§ 607.1323.  Perfection of rights; right to withdraw

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

§ 607.1324.  Shareholder's acceptance of corporation's offer

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

§ 607.1326.  Procedure if shareholder is dissatisfied with offer

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

§ 607.1330.  Court action

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

§ 607.1331.  Court costs and counsel fees

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

§ 607.1332.  Disposition of acquired shares

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

§ 607.1333.  Limitation on corporate payment

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

APPENDIX C

CERTIFICATE OF INCORPORATION

OF

SWISSINSO HOLDING INC.

FIRST.             Name. The name of the corporation is SWISSINSO HOLDING INC. (the “Corporation”).

SECOND.       Address; Registered Agent. The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808, and its registered agent at such address is Corporation Service Company.

THIRD.           Nature of Business; Purposes. The nature of the business and purposes to be conducted or promoted by the Corporation are to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH.       Number of Shares. The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares of Common Stock, par value $.0001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $.0001 per share (“Series Preference Stock”).

A statement of the designations and the powers, preferences and rights of such classes of stock and the qualifications, limitations or restrictions thereof, the fixing of which by the Certificate of Incorporation is desired, and the authority of the Board of Directors to fix, by resolution or resolutions, the designations and the powers, preferences and rights of such classes of stock or the qualifications, limitations or restrictions thereof, which are not fixed hereby, are as follows:

Part I. Provisions Applicable to All Series of Series Preference Stock

(a)           Shares of Series Preference Stock may be issued from time to time in one or more series.  The preferences and relative participating, optional and other special rights of each series and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series already outstanding; the terms of each series shall be as specified in this Part I and in the resolution or resolutions hereinafter referred to; and the Board of Directors of the Corporation is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Series Preference Stock, the designations, preferences and relative participating, optional and other special rights, or the qualifications, limitations or restrictions thereof, of such series, including, but without limiting the generality of the foregoing, the following:

(i)           The rate and times at which, and the terms and conditions on which, dividends on the Series Preference Stock of such series shall be paid;

(ii)           The right, if any, of holders of Series Preference Stock of such series to convert the same into, or exchange the same for, other classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

(iii)           The redemption price or prices and the time at which, and the terms and conditions on which, Series Preference Stock of such series may be redeemed;

(iv)           The rights of the holders of Series Preference Stock of such series upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation;

(v)           The voting power, if any, of the Series Preference Stock of such series; and

(vi)           The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Series Preference Stock of such series.

  (b)           All shares of each series shall be identical in all respects to the other shares of such series.  The rights of the Common Stock of the Corporation shall be subject to the preferences and relative participating, optional and other special rights of the Series Preference Stock of each series as fixed herein and from time to time by the Board of Directors as aforesaid.

Part II. Provisions Applicable to Common Stock

(a)           After the requirements with respect to preferential dividends upon the Series Preference Stock of all classes and series thereof shall have been met and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or redemption or purchase account for the benefit of any class or series thereof, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(b)           After distribution in full of the preferential amounts to be distributed to the holders of all classes and series thereof of Series Preference Stock then outstanding in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

  (c)             Each holder of Common Stock shall have one vote in respect of each share of such stock held by him.

FIFTH.                      Name and Address of Incorporator.  The name and address of the incorporator are as follows:

Name	Address
David Lubin	5 North Village Avenue
Rockville Centre, NY 11570

SIXTH.                      Election of Directors.  Members of the Board of Directors may be elected either by written ballot or by voice vote.

SEVENTH.                Adoption, Amendment and/or Repeal of By-Laws.  In furtherance and not in limitation of the powers conferred by the General Corporation Law of the State of Delaware, the Board of Directors may from time to time make, alter or repeal the by-laws of the Corporation.

EIGHTH.                   Compromise or Arrangement.  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH.                      Liability of Directors.  No director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

TENTH.                      Books of Corporation.  The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware) outside the State of Delaware at such place as may be designated from time to time by the Board of Directors or the by-laws of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation on this ____ day of September, 2009.

/s/ David Lubin
DavidLubin
Sole Incorporator

APPENDIX D

SWISSINSO HOLDING INC.
Incorporated Under the Laws of the
State of Delaware

___________________________________________________________

BY-LAWS

ARTICLE I

OFFICES

The registered office of SWISSINSO HOLDING INC. (the "Corporation") shall be located in the City of Wilmington, County of New Castle and State of Delaware.  The Corporation may also have such other offices at such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 1.  Annual Meeting.

The annual meeting of stockholders for the election of directors and the transaction of any other business shall be held at such time and place, within or without the State of Delaware, as may be designated by the Board of Directors, and set forth in the notice of such meeting.  If such day is a legal holiday or otherwise not a business day in the State of Delaware, the meeting shall be held on the next succeeding business day.  At the annual meeting, any business may be transacted.

Section 2.  Special Meetings.

Special meetings of stockholders for any purpose may be called at any time by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer and shall be called by the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary upon written request of the holders of a majority of the outstanding shares of capital stock entitled to vote.  Special meetings shall be held at such time and place, within or without the State of Delaware, as shall be designated by the Board of Directors and stated in the notice of such meeting.  At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

      Section 3.  Notice of Meetings.

Written notice of the time and place of any stockholder's meeting, whether annual or special, shall be given to each stockholder entitled to vote thereat, in person or by mailing the same to such stockholder at his address as the same appears upon the records of the Corporation at least ten (10) days but not more than sixty (60) days before the day of the meeting.  Notice of any adjourned meeting need not be given other than by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment.  Such further notice, if any, shall be given as may be required by law.

Section 4.  Waiver of Notice.

Notice of a meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting.  The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such stockholder.

Section 5.  Quorum.

Any number of stockholders, together holding at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business.

Section 6.  Adjournment of Meetings.

If less than a quorum shall attend a meeting that has been called, the meeting may be adjourned by a majority vote of the stockholders present or represented by proxy and entitled to vote, without notice other than by announcement at the meeting until a quorum shall attend.  Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote.  At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

Section 7.  Voting List.

Upon request of any stockholder, the Secretary or the transfer agent shall prepare and make a complete list of the stockholders entitled to vote, arranged in alphabetical order.  When such request has been made, such list shall be open at the place where the election is to be held for the examination of any stockholder.

Section 8.  Voting.

Each stockholder entitled to vote at any meeting may vote either in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless said proxy provides for a longer period.  Each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one (1) vote for each share of stock registered in such stockholder's name on the books of the Corporation; provided, however, that, except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, as hereinafter provided, no share of stock shall be voted on at any election for directors which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election of directors.  At all meetings of stockholders where a quorum shall be present, the vote by a majority vote of the stockholders present, in person or represented by proxy, shall be the act of the Corporation, unless otherwise required by law, the Certificate of Incorporation or these By-Laws.

Section 9.  Record Date of Stockholders.

The Board of Directors is authorized to fix in advance a date not more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect or a date in connection with obtaining the consent of stockholders for any purposes as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date has been fixed as aforesaid.

Section 10.  Action by Stockholders Without a Meeting.

Whenever, under the General Corporation Law, stockholders are required or permitted to take any action by vote, such action may be taken without a meeting upon written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon.

ARTICLE III

DIRECTORS

Section 1. Board of Directors; Number and Qualifications.

The business of the Corporation shall be managed under the direction of the Board of Directors. The initial number of directors shall be two (2), which number may be increased by resolution of the Board of Directors or in accordance with the terms of the Corporation's Certificate of Incorporation. Directors need not be stockholders.

Section 2. Election of Directors.

The directors shall be elected by the stockholders at the annual meeting of stockholders.

Section 3. Duration of Office.

The directors chosen at any annual meeting shall, except as hereinafter provided, hold office until the next annual election and until the election and qualification of their successors.

Section 4. Removal and Resignation of Directors.

Any director may be removed from the Board of Directors, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote, and the office of such director shall forthwith become vacant. Any director may be removed from the Board of Directors, with cause, by a majority of the Board of Directors at any special meeting of the Board of Directors called for that purpose.

Any director may resign at any time. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Board of Directors, the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

Section 5. Filling of Vacancies.

Any vacancy among the directors, except for vacancies occurring without cause, may be filled by a majority of the remaining directors, though less than a quorum; provided, however, that the stockholders removing any director shall fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may fill such vacancy. In case of any increase in the number of directors, the additional directors may be elected by the directors in office prior to such increase.

Any person elected to fill a vacancy shall hold office, subject to the rights of removal and resignation as provided herein, until the next annual election and until the election and qualification of such director's successor.

Section 6. Meetings.

The Board of Directors shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the Secretary upon the request of a majority of the directors. Meetings may be held either within or without the state.

Section 7. Notice and Place of Meetings.

Regular meetings of the Board of Directors may be held without notice at the principal office of the Corporation, or at such place as shall be designated by the Board of Directors. Notice of the time and place of meeting shall be required for any special meeting and, except as the Board of Directors may otherwise determine by resolution, shall be mailed, personally delivered or sent by telecopy or other similar means to each director addressed to such director at such director's residence or usual place of business. If such notice is mailed, it shall be mailed at least five (5) days before, and if such notice is personally delivered or sent by telecopy or other similar means it shall be delivered or sent at least two (2) days before, the day on which the meeting is to be held. No notice of the annual meeting shall be required if held immediately after the annual meeting of the stockholders and if a quorum is present.
Notice of a meeting need not be given to any director who submits a signed waiver before or after the meeting, nor to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice.

Section 8. Business Transacted at Meetings.

Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

Section 9. Quorum and Voting.

A majority of the Board of Directors at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the directors present shall be the act of the Board of Directors unless otherwise required by law, the Certificate of Incorporation or these By-Laws. If a quorum is not present at the meeting of the Board of Directors, a majority of the directors may adjourn the meeting to such time and place as they may determine without notice other than announcement at the meeting until enough directors to constitute a quorum shall attend. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any directors.

Section 10. Action Without a Meeting.

Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

Section 11. Participation by Telephone or by Other Electronic Media.

Any one (1) or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or any committee thereof by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 12. Compensation.

The Board of Directors may establish by resolution reasonable compensation of all directors for services to the Corporation as directors, including a fixed fee, if any, incurred in attending each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

ARTICLE IV

COMMITTEES

Section 1.  Executive Committee.

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more of their number to constitute an Executive Committee to hold office at the discretion of the Board, which Committee shall, during the intervals between meetings of the Board of Directors, have and exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board of Directors may from time to time specify, or as limited by law, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of a majority of the whole Board of Directors.

Any person ceasing to be a director shall ipso facto cease to be a member of the Executive Committee.

Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of a majority of the whole Board of Directors.

Section 2.  Other Committees.

Other committees, whose members shall be directors, may be appointed by the Board of Directors, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors which shall be subject to the limitations of applicable law.

Any member of such a committee may be removed at any time, with or without cause, by the Board of Directors.  Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors.

Section 3.  Resignation.

Any member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, the Chief Executive Officer or the Secretary.  The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 4.  Quorum.

A majority of the members of a committee shall constitute a quorum.  The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee.  The members of a committee shall act only as a committee, and the individual members thereof shall have no powers as such.

Section 5.  Record of Proceedings.

Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

Section 6.  Organization, Meetings and Notices.

A committee may hold its meetings at the principal office of the Corporation or at any other place which majority of the committee may at any time agree upon.  Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings.  Unless otherwise ordered by the Board of Directors, any notice of a meeting of such committee may be given by the Secretary or by the chairman of the committee and shall be sufficiently given if mailed to each member at such member's residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to such member at such place by telecopy or similar communication, or delivered personally or by telephone not later than twenty-four (24) hours prior to the times at which the meeting is to be held.

Section 7.  Compensation.

The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors.

ARTICLE V

OFFICERS

Section 1.  Number.

The officers of the Corporation shall be a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Treasurer and a Secretary, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V.

Section 2.  Election, Term of Office and Qualifications.

The officers, except as provided in Section 3 of this Article V, shall be chosen annually by the Board of Directors.  Each such officer shall, except as herein otherwise provided, hold office until such officer's successor shall have been chosen and shall qualify.  Any two (2) or more offices may be held by the same person.

Section 3.  Other Officers.

Other officers, including one (1) or more Vice Presidents, Assistant Secretaries or Assistant Treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or the officer or committee appointing them.

Section 4.  Removal of Officers.

Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board of Directors.

Section 5.  Resignation.

Any officer of the Corporation may resign at any time.  Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chief Executive Officer or the Secretary.  The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

Section 6. Filling of Vacancies.

A vacancy in any office shall be filled by the Board of Directors.

Section 7. Compensation.

The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

Section 8. Chairman of the Board of Directors.

The Chairman of the Board of Directors shall be a member of the Board of Directors and shall act as chairman of all meetings of the stockholders and the Board of Directors at which he is present. He shall also perform such other duties and shall have such other powers as may from time to time be assigned to him by the Board of Directors. In the absence or disability of the Chairman of the Board of Directors, the duties of the Chairman shall be performed, and his powers may be exercised, by such member of the Board of Directors as may be designated by the Board of Directors.

Section 9. Chief Executive Officer.

The Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and active control and supervision of the business, property and affairs of the Corporation. He shall also perform such other executive duties and shall have such other powers as may from time to time be assigned by the Board of Directors.

Section 10. President.

In the absence or disability of the Chief Executive Officer, the duties of the Chief Executive Officer shall be performed, and his powers may be exercised, by the President who shall also have such other powers and perform such other duties as may from time to time be assigned by the Board of Directors.

Section 11. Treasurer.

The Treasurer shall have the custody of the corporate funds, securities, evidences of indebtedness and other valuable property and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Chairman of the Board, the Chief Executive Officer or the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Chairman of the Board, the Chief Executive Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, the Chief Executive Officer and the Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

Section 12. Secretary.

The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee appointed by the Board. The Secretary shall give or cause to be given notice of all meetings of stockholders and special meetings of the Board of Directors and all other notices required by law or these By-Laws and in case of the Secretary's absence or failure to do so, notice may be given by any person designated by the Chairman of the Board, or the Chief Executive Officer. The Secretary shall also perform such other duties as may be prescribed by the Board of Directors. The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board of Directors.

ARTICLE VI

CAPITAL STOCK

Section 1. Issue of Certificates of Stock.

Certificates of capital stock shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue, and shall be signed by the Chief Executive Officer and by the Secretary, and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or duplicated thereon. The signatures upon a certificate may be duplicated as permitted by applicable law. In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates have not ceased to be such officer or officers of the Corporation.

Section 2. Registration and Transfer of Shares.

The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by such stockholder, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment of power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer.

The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock.

Section 3.  Lost, Destroyed and Mutilated Certificates.

The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor.  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion and as a condition precedent of the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner's legal representatives, to give the Corporation a bond, in such sum not less than double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as the owner may have under the laws of the State of Delaware.

ARTICLE VII

DIVIDENDS AND SURPLUS

The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether, if any, part of the surplus, net profits or property of the Corporation shall be declared in dividends and paid to the stockholders and to fix the date or dates for the payment of dividends.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 1.  Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 2. Corporate Seal.

The corporate seal shall be in such form as approved by the Board of Directors and may be altered at its pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 3. Notices.

Except as otherwise expressly provided, any notice required to be given by these By-Laws shall be sufficient if given by depositing the same in a post office letter box in a sealed postage pre-paid envelope addressed to the person entitled thereto at such person's address, as the same appear upon the books of the Corporation, or by telecopying the same to such person at such address; and such notice shall be deemed to be given at the time it is mailed or telecopied (and the appropriate answer back is received).

Section 4. Contracts, Checks or Drafts.

The Board of Directors, except as may otherwise be required by law, may authorize any officer or officers, agent or agents, in the name of and on behalf of the Corporation, to enter into any contract or execute or deliver any instrument. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.

Section 5. Deposits.

All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors, the Chairman of the Board or the Chief Executive Officer may authorize for that purpose.

Section 6. Voting Stock of Other Corporations.

Except as otherwise ordered by the Board of Directors or the Executive Committee, the Chairman of the Board or the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the Chairman of the Board or the Chief Executive Officer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or the Executive Committee may from time to time confer like powers upon any other person or persons.

Section 7. Indemnification of Officers and Directors.

The Corporation shall indemnify any and all of its directors or officers who shall serve as an officer or director of this Corporation or any corporation at the request of this Corporation to the fullest extent permitted under, and in accordance with, the laws of the State of Delaware.

ARTICLE IX

AMENDMENTS

The Board of Directors shall have the power to make, rescind, alter, amend and repeal these By-Laws; provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any By-Laws made by the Board of Directors, and to enact By-Laws which if so expressed shall not be rescinded, altered, amended or repealed by the Board of Directors.

September __, 2009